DELAWARE GROUP(R) FOUNDATION FUNDS
Delaware Strategic Allocation Fund

(the “Fund”)

Supplement to the Fund’s Summary Prospectus (the “Prospectus”)

Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) serves as a sub-advisor for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. On November 18, 2020, the Board of Trustees of the Fund (the “Board”) approved the expansion of the role of MIMAK to also provide discretionary management of a new tactical/completion sleeve for the Fund.

Also, the Board approved MIMAK’s enhanced ability to invest in derivatives and exchange-traded funds (ETFs) for the Fund.

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Effective immediately, the following replaces the section of the Prospectus entitled “Fund summary – What are the Fund’s principal investment strategies?”:

The Fund seeks to achieve its objectives by investing in a combination of underlying securities representing a variety of asset classes and investment styles. In striving to meet its objectives, the Fund will typically target about 60% of its net assets in equity securities and equity equivalent securities (including derivatives and exchange-traded funds (ETFs)) and about 40% of its net assets in fixed income securities and fixed income equivalent securities (including derivatives and ETFs). Allocations for the Fund may vary within the ranges shown in the table below. The Fund may invest 10% to 60% of net assets in foreign securities, inclusive of up to 15% of net assets in emerging market securities. Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), one of the Fund’s sub-advisors, uses a dynamic asset-allocation framework to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection. Following are the strategic policy weights for the Fund’s net assets, as they may be invested in broad and narrow asset classes, and various investment styles, and the permitted range of variation around those weights.

Equity asset class: 60% policy weight (40-70% range)
• US equity asset class: 30% policy weight (10-40% range)

• International equity asset class: 22.5% policy weight (10-40% range)
• Global real estate equity asset class: 0% policy weight (0-15% range)
• Emerging markets asset class: 7.5% policy weight (0-15% range)

Fixed income asset class: 40% policy weight (30-60% range)
• Diversified fixed income asset class: 40% policy weight (30-60% range)
•Diversified fixed income: 38% policy weight (20-50% range)
•Money market/cash equivalents: 2% policy weight (0-15% range)

In connection with its dynamic asset-allocation framework, MIMAK will also manage a tactical / completion sleeve and such sleeve will typically vary from 0% to 20% of the Fund’s total assets and primarily hold derivatives and ETFs. If applicable, the derivatives and ETFs within the tactical / completion sleeve will also be counted towards the asset class ranges defined above.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund’s portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

As determined by MIMAK from time to time, Macquarie Investment Management Global Limited (MIMGL) is responsible for managing real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. As determined by MIMAK from time to time, Jackson Square Partners, LLC (JSP) is responsible for managing large cap growth investments to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations relating to fixed income securities from the Manager’s affiliates: Macquarie Investment Management Europe Limited (MIMEL) and MIMGL. MIMAK may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and MIMAK may also seek quantitative support from MIMGL.

Investment in the Fund does not in any way provide an indication of future performance or a guarantee of positive returns.

Effective immediately, the following risk is added to the section in the Prospectus entitled “Fund summary – What are the principal risks of investing in the Fund?”:

Exchange-traded fund risk — The risks of investing in an exchange-traded fund (ETF) typically reflect the risks of the types of instruments in which the ETF invests. Because ETFs are investment companies, funds will bear their proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund’s expenses may be higher and performance may be lower.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated December 18, 2020.